UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-10577

                  Alliance New York Municipal Income Fund, Inc.
               (Exact name of registrant as specified in charter)

                     1345 Avenue of the Americas, New York,
                      New York 10105 (Address of principal
                          executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management, L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                    Date of fiscal year end: October 31, 2004

                    Date of reporting period: April 30, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.


[LOGO] AllianceBernstein (SM)
Investment Research and Management

Alliance New York Municipal Income Fund

Closed End
Semi-Annual Report--April 30, 2004

   Investment Products Offered
=================================
      o Are Not FDIC Insured
      o May Lose Value
      o Are Not Bank Guaranteed
=================================

You may obtain a description of the Fund's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.alliancebernstein.com (click on Investors, then the "proxy voting policies and procedures" link on the left side of the page), or by going to the Securities and Exchange Commission's web site at www.sec.gov, or by calling Alliance Capital at (800) 227-4618.

AllianceBernstein Investment Research and Management, Inc., is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

June 25, 2004

Semi-Annual Report
This report provides management's discussion of fund performance for Alliance New York Municipal Income Fund (the "Fund") for the semi-annual reporting period ended April 30, 2004.

Investment Objective and Policies
The Fund is a closed-end management investment company designed to provide high current income exempt from regular federal income tax and New York State and New York City income tax. Under normal conditions, the Fund will invest at least 80%, and normally substantially all, of its assets in municipal securities paying interest that is exempt from regular federal, New York State and New York City income tax. In addition, the Fund normally invests at least 75% of its assets in investment grade municipal securities.

Investment Results
The following table provides performance data for the Fund and its benchmark, the Lehman Brothers (LB) Municipal Index, for the six- and 12-month periods ended April 30, 2004. For comparison, returns for the Lipper New York Municipal Debt Funds Average (the "Lipper Average") are also included. The funds that comprise the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

--------------------------------------------------------------------------------
   INVESTMENT RESULTS*
   Periods Ended April 30, 2004

                                                     ===========================
                                                               Returns
                                                     ===========================
                                                     6 Months          12 Months
--------------------------------------------------------------------------------
   Alliance
   New York
   Municipal
   Income Fund
   (NAV)                                               3.19%             4.16%
--------------------------------------------------------------------------------
   Lehman
   Brothers
   Municipal
   Index                                               1.19%             2.68%
--------------------------------------------------------------------------------
   Lipper
   New York
   Municipal
   Debt Funds
   Average                                             2.32%             4.63%
--------------------------------------------------------------------------------

The Fund's market price per share on April 30, 2004 was $12.92. For additional Financial Highlights, please see pages 19-20.

 * The Fund's investment results are for the periods shown and are based on the net asset value (NAV) as of April 30, 2004. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes. Past performance is no guarantee of future results.

   The unmanaged Lehman Brothers Municipal Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a total return performance benchmark for the long-term, investment grade, tax-


--------------------------------------------------------------------------------
                                     Alliance New York Municipal Income Fund o 1
   exempt bond market. For the six- and 12-month periods ended April 30, 2004, the Lipper New York Municipal Debt Funds Average consisted of 23 and 22 funds, respectively. These Funds have generally similar investment objectives to Alliance New York Municipal Income Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including Alliance New York Municipal Income Fund.

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For the six-month period ended April 30, 2004, the municipal bond market posted positive returns even though long municipal rates rose by 0.13%. During this period, the Fund outperformed its benchmark, the LB Municipal Index. The Fund's stronger relative performance was largely the result of certain holdings being advance refunded as well as security selection in the insured, health care and tobacco settlement sectors. In addition, the Fund's leveraged structure benefited its performance, primarily because of historically low borrowing costs. During the six-month reporting period, the Fund also outperformed its peer group, as represented by the Lipper Average.

Market Review and Investment Strategy
From October 31, 2003 to April 30, 2004, long-term municipal bond yields increased by approximately 13 basis points. Over that time period, the long municipal bond market slightly underperformed the taxable bond market on a pre-tax basis, but outperformed on an after-tax basis. For example, the LB Municipal Index gained 1.19% during the six-month period ended April 30, 2004 while the LB U.S. Aggregate Index, representing taxable bonds, generated a pre-tax return of 1.25% over the same period. The Treasury bond component of the aggregate index posted a lower pre-tax return of 0.75%. As of April 30, 2004, 30-year municipal bonds were yielding approximately 95% of comparable maturity Treasury bonds.

Continued weak economic conditions, as well as minimal concern for inflation, contributed to declining municipal bond yields through early March 2004. As signs of economic recovery emerged in the latter part of March and into early April, municipal bond yields started to rise in concert with taxable yields. In anticipation of a more imminent reaction by the U.S. Federal Reserve to the stronger economic indicators, the market began to push shorter maturity bond yields higher at a faster pace than longer maturity bonds. As a result, the difference between 30-year and five-year short-term municipal bond yields declined by 0.43%. The yield curve, a plot of bond yields sorted by ascending maturity, normally slopes upward for longer maturity bonds. When the difference in yield between short- and long-term bonds declines, the change in the shape of the curve is referred to as a "flattening." When the curve flattens, the cost, as measured by the decline in yield, of reducing interest rate sensitivity by moving from longer maturity bonds to shorter maturity bonds, declines.


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2 o Alliance New York Municipal Income Fund

The prolonged low rate environment has resulted in an increased demand for lower-rated bonds that carry higher yields. As demand for those higher yielding bonds increased, the incremental difference in yield compared to better quality bonds declined. As a result, higher yielding bonds, in general, generated strong relative performance over the period.

Given their lower credit profiles, the health care and industrial development sectors led the market in performance over the past six months. Two of the weakest performing sectors, pre-refunded bonds and housing bonds, were high credit quality sectors. Pre-refunded bonds typically have very short effective maturities so rising short-term rates hurt the performance of those securities. Continued concerns regarding increased refinancing activity limited price improvement in municipal housing bonds. Municipal housing bonds are secured by homeowners' mortgages. As homeowners prepay their mortgages, municipal housing bonds are redeemed at par (100% of face value). Typically, lower yields cause bond prices to increase, but if the market anticipates that a bond may be redeemed in the near term, it is unlikely to value the bonds at a price much above par.


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                                     Alliance New York Municipal Income Fund o 3

PORTFOLIO OF INVESTMENTS
April 30, 2004 (unaudited)

                                           Standard   Principal
                                           & Poor's      Amount
                                            Ratings       (000)        Value
--------------------------------------------------------------------------------
MUNICIPAL BONDS-164.3%

Long-Term Municipal Bonds-154.2%
Arizona-4.1%
Arizona Hlth Fac Auth Hosp Rev
   (Phoenix Childrens Hosp) Ser 02A
   6.00%, 2/15/32(a) .....................     Ba2     $    3,300     $2,830,146
                                                                      ----------
California-4.8%
California GO
Ser 03
   5.00%, 2/01/33 ........................     BBB          1,500      1,419,060
   Ser 04
   5.00%, 2/01/33 ........................     BBB          1,000        946,040
   5.25%, 4/01/27 ........................     BBB          1,000        988,650
                                                                      ----------
                                                                       3,353,750
                                                                      ----------
District of Columbia-1.2%
District of Columbia
Tobacco Settlement Bonds
   Ser 01
   6.25%, 5/15/24 ........................     BBB            895        836,923
                                                                      ----------
Florida-6.1%
Capital Region CDD
   (South Wood) Ser 01A-2
   6.85%, 5/01/31 ........................     NR           1,210      1,277,651
Hamal CDD
   Ser 01
   6.65%, 5/01/21 ........................     NR           1,085      1,121,380
Lee Cnty CDD
   (Miromar Lakes) Ser 00A
   7.25%, 5/01/12 ........................     NR           1,775      1,854,680
                                                                      ----------
                                                                       4,253,711
                                                                      ----------
New York-125.9%
Erie Cnty IDA
   (City of Buffalo Proj) FSA Ser 03
   5.75%, 5/01/23(b) .....................     AAA          1,250      1,354,750
Hempstead Hgr Ed
   (Adelphi Univ Civic Fac) Ser 02
   5.50%, 6/01/32 ........................     A-           1,945      1,988,121
Madison Cnty Hlth Fac
   (Oneida Health Systems)
   Asset Gty
   Ser 01
   5.35%, 2/01/31 ........................     AA           1,500      1,534,365


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4 o Alliance New York Municipal Income Fund

                                          Standard    Principal
                                          & Poor's       Amount
                                           Ratings        (000)         Value
--------------------------------------------------------------------------------
Nassau Cnty Hlth Fac
   (Nassau Hlth Sys Rev) FSA Ser 99
   5.75%, 8/01/29 .......................     AAA      $    2,400     $2,542,344
New York City Ed Fac
  (Magen David Yeshivah Proj) ACA
   Ser 02
   5.70%, 6/15/27 .......................     A             2,500      2,567,500
New York City GO
   Ser 01B
   5.50%, 12/01/31 ......................     A             5,000      5,168,500
   Ser 03C
   5.50%, 9/15/19 .......................     A             1,000      1,065,420
   Ser 03I
   5.75%, 3/01/17 .......................     A             1,200      1,299,060
   Ser 04
   5.00%, 8/01/21 .......................     A             1,000      1,003,900
New York City Hsg Dev Corp MFHR
   (Rental Hsg) Ser 02A AMT
   5.50%, 11/01/34 ......................     AA            1,250      1,266,100
New York City Muni Wtr
   Ser 02A
   5.125%, 6/15/34 ......................     AA            5,000      5,034,350
   Ser 03A
   5.00%, 6/15/27 .......................     AA            2,000      1,997,180
New York City Spec Fac
   (Brooklyn Navy Yard) Ser 97 AMT
   5.75%, 10/01/36 ......................     BBB-          2,000      1,771,280
New York City Spec Fac
   (Museum of Modern Art)
   AMBAC Ser 01D
   5.125%, 7/01/31 ......................     AAA           5,000      5,077,900
New York State
   Tobacco Settlement Bonds
   AMBAC Ser 03A-1
   5.25%, 6/01/21 .......................     AAA           4,000      4,175,840
New York State Dorm Auth
  (Jewish Brd Fam & Children)
   AMBAC Ser 03
   5.00%, 7/01/23 .......................     AAA           1,000      1,013,130
New York State Dorm Auth
   (Mental Hlth Serv)
   MBIA Ser 01B
   5.25%, 8/15/31 .......................     AAA           3,335      3,387,126



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                                     Alliance New York Municipal Income Fund o 5

                                          Standard    Principal
                                          & Poor's       Amount
                                           Ratings        (000)         Value
--------------------------------------------------------------------------------
New York State Dorm Auth
   (Mental Hlth Serv) MBIA
   Ser 01B
   Prerefunded  8/15/11 @ 100
   5.25%, 8/15/31 ........................    AAA     $     2,165    $ 2,412,330
New York State Dorm Auth Hlth Fac
   (Willow Towers Proj) GNMA Ser 02
   5.40%, 2/01/34 ........................    AAA           2,500      2,567,075
New York State Hsg Fin Agy MFHR
   (Patchogue Apts) SONYMA
   Ser 02A AMT
   5.35%, 2/15/29(a) .....................    Aa1           2,090      2,124,380
New York State Metro Trans Auth
   Ser 02A
   5.125%, 11/15/31 ......................    A             5,500      5,495,875
New York State SFMR
   (Mtg Rev) Ser 24 AMT
   6.125%, 10/01/30 ......................    AAA             655        668,369
New York State SFMR
   (Mtg Rev) Ser 29 AMT
   5.45%, 4/01/31(a) .....................    Aaa          11,000     11,064,350
New York State UDC
   (Empire State) Ser 02A
   5.25%, 3/15/32 ........................    AA            5,000      5,067,150
Niagara Cnty Ed Fac
   (Niagara University Proj)
   Asset Gty Ser 01A
   5.40%, 11/01/31 .......................    AA            1,435      1,460,399
Onondaga Cnty IDA Airport Fac
   (Cargo ACQ) Ser 02 AMT
   6.125%, 1/01/32(a) ....................    Baa3          1,000      1,010,940
Suffolk Cnty IDR
   (Nissequogue Cogen)
   Ser 98 AMT
   5.50%, 1/01/23 ........................    NR            3,740      3,464,250
Triborough Bridge & Tunnel Auth
   Ser 02A
   5.00%, 1/01/32 ........................    AA-           5,000      4,955,250
   5.125%, 1/01/31 .......................                  2,500      2,519,500
Troy Hsg Dev Corp MFHR
   (Ninth St 62) FHA Ser 90B
   8.10%, 2/01/24 ........................    AAA           1,060      1,061,367
Yonkers IDA Health Fac
   (Malotz Pavilion Proj) MBIA Ser 99
   5.65%, 2/01/39 ........................    AAA           1,200      1,247,604
                                                                     -----------
                                                                      87,365,705
                                                                     -----------
Puerto Rico-12.1%
Puerto Rico Elec Power Auth Rev
   XLCA Ser 02-2
   5.25%, 7/01/31 ........................    AAA           3,050      3,145,953



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6 o Alliance New York Municipal Income Fund

                                          Standard    Principal
                                          & Poor's       Amount
                                           Ratings        (000)         Value
--------------------------------------------------------------------------------
Puerto Rico Hsg Fin Corp SFMR
   (Mtg Rev) GNMA Ser 01C AMT
   5.30%, 12/01/28 ........................   AAA    $     1,900   $  1,905,472
Puerto Rico Hwy & Trans Auth
   Ser 02D
   5.375%, 7/01/36 ........................   A            3,250      3,332,778
                                                                   ------------
                                                                      8,384,203
                                                                   ------------
Total Long-Term Municipal Bonds
   (cost $105,150,311) ....................                         107,024,438
                                                                   ------------
Short Term Municipal Notes(c)-10.1%
New Jersey-0.4%
Port Auth of NY & NJ
   (Versatile Structure Obl) Series 96-5
   1.08%, 8/01/24 .........................   A-1+           300        300,000
                                                                   ------------
New York-9.7%
New York City Muni Wtr Fin Auth
   (Wtr & Swr Sys Rev) FGIC Ser 92C
   1.08%, 6/15/22 .........................   A-1+           500        500,000
New York City TFA
   Recovery Bonds Ser 02-3F
   1.08%, 11/01/22 ........................   A-1+           500        500,000
New York City TFA
   Recovery Bonds Ser 02B-3
   1.10%, 11/01/22 ........................   A-1+         4,100      4,100,000
New York City TFA
   Ser 02-2F
   1.08%, 11/01/22 ........................   A-1+         1,600      1,600,000
                                                                   ------------
                                                                      6,700,000
                                                                   ------------
Total Short Term Municipal Notes
   (cost $7,000,000) ......................                           7,000,000
                                                                   ------------
Total Investments-164.3%
   (cost $112,150,311) ....................                         114,024,438
Other assets less liabilities-0.5%  .......                             369,830
Preferred Stock, at redemption
   value-(64.8%)...........................                         (45,000,000)
                                                                   ------------
Net Assets Applicable to Common
   Shareholders-100%(d)...............                             $ 69,394,268
INTEREST RATE SWAP (see Note C)
                                                                   ------------

                                               Rate Type
                                    -------------------------------
                                      Payments        Payments
    Swap       Notional  Termination   made by       received by     Unrealized
Counterparty    Amount      Date    the Portfolio   the Portfolio   Appreciation
--------------------------------------------------------------------------------
                                                      85.10% of
Merrill Lynch   $6,100,000  02/03/06       BMA*    1 Month LIBOR+    $2,745



*  BMA (Bond Market Association)

+  LIBOR (London Interbank Offered Rate)


--------------------------------------------------------------------------------
                                    Alliance New York Municipal Income Fund o 7

(a) Moody's or Fitch Rating.

(b) Represents entire or partial position segregated as collateral for interest rate swaps.

(c) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(d) Portfolio percentages are calculated based on net assets applicable to common shareholders.

   Glossary of Terms:
   ACA      - American Capital Access Financial Guaranty Corporation
   AMBAC    - American Municipal Bond Assurance Corporation
   AMT      - Alternative Minimum Tax--(subject to)
   CDD      - Community Development District
   FGIC     - Federal Guaranty Insurance Company
   FHA      - Federal Housing Administration
   FSA      - Financial Security Assurance, Inc.
   GNMA     - Government National Mortgage Association
   GO       - General Obligation
   IDA      - Industrial Development Authority
   IDR      - Industrial Development Revenue
   MBIA     - Municipal Bond Investors Assurance
   MFHR     - Multi-Family Housing Revenue
   NR       - Rating not applied for (comparable in quality
              to those the fund is permitted to invest in)
   SFMR     - Single Family Mortgage Revenue
   SONYMA   - State of New York Mortgage Agency
   TFA      - Transportation Finance Authority
   UDC      - Urban Development Corporation
   XLCA     - XL Capital Assurance


   See notes to financial statements.


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8 o Alliance New York Municipal Income Fund

STATEMENT OF ASSETS & LIABILITIES
April 30, 2004 (unaudited)


Assets
Investments in securities, at value (cost $112,150,311).   $   114,024,438
Cash....................................................            19,835
Unrealized appreciation of swap agreements..............             2,745
Interest receivable.....................................         1,872,640
Receivable for investment securities sold...............            80,000
Prepaid expenses........................................            14,195
                                                           ---------------
Total assets............................................       116,013,853
                                                           ---------------
Liabilities
Payable for investment securities purchased.............         1,446,642
Dividends payable-preferred shares......................            42,030
Advisory fee payable....................................            35,343
Accrued expenses and other liabilities..................            95,570
                                                           ---------------
Total liabilities.......................................         1,619,585
                                                           ---------------
Preferred Stock, at redemption value
   $.001 par value per share; 1,800 shares
   Auction Preferred Stock authorized,
   issued and outstanding at $25,000 per
   share liquidation preference.........................        45,000,000
                                                           ---------------
Net Assets Applicable to Common Shareholders............   $    69,394,268
                                                           ===============
Composition of Net Assets Applicable to
Common Shareholders
Common stock, $.001 par value per share;
   1,999,998,200 shares authorized,
   4,826,667 shares issued and outstanding..............   $         4,827
Additional paid-in capital..............................        68,332,063
Undistributed net investment income.....................           278,476
Accumulated net realized loss on investment
   transactions.........................................        (1,097,970)
Net unrealized appreciation of investments..............         1,876,872
                                                           ---------------
Net Assets Applicable to Common Shareholders............   $    69,394,268
                                                           ===============
Net Asset Value Applicable to Common Shareholders
   (based on 4,826,667 common shares outstanding).......            $14.38
                                                                    ======


See notes to financial statements.


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                                    Alliance New York Municipal Income Fund o 9

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2004 (unaudited)

Investment Income
Interest...............................                    $     2,965,941
Expenses
Advisory fee...........................  $       381,105
Auction Preferred Stock-auction
   agent's fees........................           57,408
Audit..................................           46,110
Custodian..............................           33,726
Legal..................................           21,450
Directors' fees and expenses...........           17,000
Registration fees......................           12,328
Transfer agency........................           11,034
Printing...............................            9,362
Miscellaneous..........................           19,716
                                         ---------------
Total expenses.........................          609,239
Less: expenses waived by the Adviser
   (see Note B)........................         (175,894)
                                         ---------------
Net expenses...........................                            433,345
                                                           ---------------
Net investment income..................                          2,532,596
                                                           ---------------
Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain (loss) on:
   Investment transactions.............                            295,739
   Swaps...............................                                 82
Net change in unrealized appreciation/depreciation of:
   Investments.........................                           (357,706)
   Swaps...............................                              2,745
                                                           ---------------
Net loss on investment transactions....                            (59,140)
                                                           ---------------
Dividends to Auction Preferred
Shareholders from
Net investment income..................                           (345,331)
                                                           ---------------
Net Increase in Net Assets Applicable
   to Common Shareholders Resulting
   from Operations.....................                    $     2,128,125
                                                           ---------------


See notes to financial statements.


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10 o Alliance New York Municipal Income Fund

STATEMENT OF CHANGES IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS



                                            Six Months
                                               Ended         Year Ended
                                          April 30, 2004     October 31,
                                            (unaudited)         2003
                                         ---------------   ---------------
Increase (Decrease) in Net Assets
Applicable to Common Shareholders
Resulting from Operations
Net investment income..................  $     2,532,596   $     5,156,759
Net realized gain (loss) on investment
   transactions........................          295,821        (1,273,588)
Net change in unrealized
   appreciation/depreciation
   of investments......................         (354,961)         (347,181)
Dividends to Auction Preferred
Shareholders from
Net investment income..................         (345,331)         (767,317)
                                         ---------------   ---------------
Net increase in net assets applicable
   to Common Shareholders resulting
   from operations.....................        2,128,125         2,768,673
Dividends to Common
Shareholders from
Net investment income..................       (2,215,439)       (4,061,631)
Preferred offering costs and sales
   load................................               -0-          (36,875)
                                         ---------------   ---------------
Total decrease.........................          (87,314)       (1,329,833)
Net Assets Applicable to
Common Shareholders
Beginning of period....................       69,481,582        70,811,415
                                         ---------------   ---------------
End of period (including undistributed net
   investment income of $278,476 and
   $306,650 respectively)..............  $    69,394,268   $    69,481,582
                                         ---------------   ---------------


See notes to financial statements.


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                                    Alliance New York Municipal Income Fund o 11

NOTES TO FINANCIAL STATEMENTS
April 30, 2004 (unaudited)

NOTE A
Significant Accounting Policies
Alliance New York Municipal Income Fund, Inc. (the "Fund"), was incorporated in the state of Maryland on November 9, 2001 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their


--------------------------------------------------------------------------------
12 o Alliance New York Municipal Income Fund original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies. The Fund fair values a security that it holds when a significant event (e.g., an earthquake or a major terrorist attack) occurs after the time that the latest market quotation was established, and, as a result, such market quotation cannot be said to represent the current market value of the security as of the time the Fund prices its shares. Fair valuing securities is imprecise, and there is no assurance that the Fund could dispose of the security at the price used for determining the Fund's net asset value.

2. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions
Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

4. Dividends and Distributions
Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory Fees and Other Transactions with Affiliates
Under the terms of an investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .65 of 1% of the Fund's average daily net assets applicable to common and preferrred shareholders. Such fee is accrued


--------------------------------------------------------------------------------
                                    Alliance New York Municipal Income Fund o 13
daily and paid monthly. The Adviser has voluntarily agreed to waive a portion of its fees or reimburse the Fund for expenses in the amount of 0.30% of the Fund's average daily net assets applicable to common and preferred shareholders for the first 5 full years of the Fund's operations, 0.25% of the Fund's average daily net assets applicable to common and preferred shareholders in year 6, 0.20% in year 7, 0.15% in year 8, 0.10% in year 9, and 0.05% in year 10. For the six months ended April 30, 2004, the amount of such fees waived was $175,894.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), an affiliate of the Adviser, the Fund reimburses AGIS for costs relateing to servicing phone inquiries for the Fund. During the six months ended April 30, 2004, there was no reimbursement paid to AGIS.

NOTE C
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the period ended April 30, 2004, were as follows:

                                             Purchases          Sales
                                         ---------------   ---------------
Investment securities (excluding
  U.S. government securities)........  $    10,567,215   $    13,427,612
U.S. government securities...........               -0-               -0-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

Gross unrealized appreciation...........................   $     2,672,862
Gross unrealized depreciation...........................          (798,735)
                                                           ---------------
Net unrealized appreciation.............................   $     1,874,127
                                                           ---------------

1. Swap Agreements
The Fund may enter into swaps to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract


--------------------------------------------------------------------------------
14 o Alliance New York Municipal Income Fund in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swaps contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

NOTE D
Common Stock
The Fund has 1,999,998,200 shares of $.001 par value common stock authorized. There are 4,826,667 shares of common stock outstanding at April 30, 2004.

NOTE E
Preferred Stock
The Fund has authorized, issued and outstanding 1,800 shares of Auction Preferred Stock, consisting of 900 shares each of Series M and Series T. The preferred shares have a liquidation value of $25,000 per share plus accumulated, unpaid dividends. The dividend rate on the Auction Preferred Stock may change generally every 7 days as set by the auction agent for the Series T. The dividend rate on the Series M is 1.935% effective through August 25, 2004. The dividend rate on the Series T is 1.08% effective through May 4, 2004.

At certain times, the Preferred Shares are redeemable by the Fund, in whole or in part, at $25,000 per share plus accumulated, unpaid dividends.

Although the Fund will not ordinarily redeem the Preferred Shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem the Preferred Shares in certain circumstances.

The Preferred Shareholders, voting as a separate class, have the right to elect at least two Directors at all times and to elect a majority of the Directors in the event two years' dividends on the Preferred Shares are unpaid. In each case, the remaining Directors will be elected by the Common Shareholders and Preferred Shareholders voting together as a single class. The Preferred Shareholders will vote as a separate class on certain other matters as required under the Fund's Charter, the Investment Company Act of 1940 and Maryland law.


--------------------------------------------------------------------------------
                                    Alliance New York Municipal Income Fund o 15

NOTE F
Distributions To Common Shareholders
The tax character of distributions to be paid to common shareholders for the year ending October 31, 2004 will be determined at the end of the current fiscal year. The tax character of distributions paid to common shareholders during the fiscal periods ended October 31, 2003 and October 31, 2002 were as follows:

                                              2003              2002
                                         --------------   ---------------
Distributions paid from:
   Ordinary income....................   $       17,111   $         9,396
   Tax exempt income..................        4,044,520         2,575,282
                                         --------------   ---------------
Total distributions paid..............   $    4,061,631   $     2,584,678(a)
                                         --------------   ---------------

As of October 31, 2003, the components of accumulated earnings/(deficit) applicable to common shareholders on a tax basis were as follows:

Undistributed tax exempt income.........................   $      372,232
Accumulated capital and other losses....................       (1,393,791)(b)
Unrealized appreciation/(depreciation)..................        2,231,833
                                                           --------------
Total accumulated earnings/(deficit)....................   $    1,210,274
                                                           --------------


(a) Total distributions paid differ from the statement of changes in net assets applicable to common shareholders because for tax purposes dividends are recognized when actually paid.
(b) On October 31, 2003, the Fund had a net capital loss carryforward of $1,393,791, of which $103,953 expires in the year 2010 and $1,289,838 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed.

NOTE G
Risks Involved in Investing in the Fund
Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Credit Risk--The Fund invests primarily in securities issued by the State of New York and its various political subdivisions, and the performance of the Fund is closely tied to economic conditions within the State and the financial condition of the State and its agencies and municipalities.


--------------------------------------------------------------------------------
16 o Alliance New York Municipal Income Fund

In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss thereunder to be remote.

NOTE H
Legal Proceedings
As has been previously reported in the press, the Staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance Capital Management L.P. ("Alliance Capital"), the Fund's Adviser, provide information to them. Alliance Capital has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by Alliance Capital and the SEC and NYAG in connection with the investigations mentioned above.

In addition, numerous lawsuits have been filed against Alliance Capital and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. Management of the Fund's Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, Alliance Capital confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

     (i) Alliance Capital agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;


--------------------------------------------------------------------------------
                                    Alliance New York Municipal Income Fund o 17

     (ii) Alliance Capital agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

     (iii) Alliance Capital agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that Alliance Capital's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.


--------------------------------------------------------------------------------
18 o Alliance New York Municipal Income Fund

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                 Six Months
                                                      Ended                 January 29,
                                                  April 30,   Year Ended     2002(a) to
                                                       2004   ctober 31,    October 31,
                                                (unaudited)         2003           2002
                                              ---------------------------------------
Net asset value, beginning of period.........        $14.40    $14.67      $ 14.33
                                              ---------------------------------------
Income from Investment Operations
Net investment income(b)(c)..................           .52      1.07          .69
Net realized and unrealized gain (loss) on
   investment transactions...................          (.01)     (.33)         .50
Dividends to preferred shareholders from
   Net investment income
   (common stock equivalent basis)...........          (.07)     (.16)        (.08)
                                              ---------------------------------------
Net increase in net asset value from
   operations................................           .44       .58         1.11
                                              ---------------------------------------
Less: Dividends to common shareholders from
  Net investment income......................          (.46)     (.84)        (.61)
Common stock offering costs..................            -0-       -0-        (.03)
Preferred stock offering costs and sales load            -0-     (.01)        (.13)
                                              =======================================
  Net asset value, end of period.............        $14.38    $14.40      $ 14.67
                                              =======================================
  Market value, end of period................        $12.92    $13.23      $ 13.63
                                              =======================================
Discount.....................................        (10.15)%   (8.13)%      (7.09)%
Total Return
Total investment return based on:(d)
  Market value...............................           .91%     3.25 %      (5.08)%
  Net asset value............................          3.19%     4.41 %       6.90%
Ratios/Supplemental Data:
Net assets applicable to common shareholders,
   end of period (000's omitted).............       $69,394   $69,482      $70,811
Preferred Stock, at redemption value
   ($25,000 per share liquidation preference)
   (000's omitted)...........................       $45,000   $45,000      $45,000
Ratios to average net assets applicable to common
   shareholders of:
  Expenses, net of fee waivers(e)............          1.20%(f)  1.26%        1.13%(f)
  Expenses, before fee waivers(e)............          1.69%(f)  1.76%        1.58%(f)
  Net investment income, before preferred stock
     dividends(c)(e).........................          7.03%(f)  7.33%        6.29%(f)
  Preferred stock dividends..................           .96%(f)  1.09%         .70%(f)
  Net investment income, net of preferred stock
     dividends(c)............................          6.07%(f)  6.24%        5.59%(f)
Portfolio turnover rate......................            10%       22%          10%
Asset coverage ratio.........................           254%      254%         257%


See footnote summary on page 20.


--------------------------------------------------------------------------------
                                    Alliance New York Municipal Income Fund o 19

(a) Commencement of operations. Net asset value immediately after the closing of the first public offering was $14.30.
(b) Based on average shares outstanding.
(c) Net of fees waived by the Adviser.
(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of the period. Total investment return calculated for a period of less than one year is not annualized.
(e) These expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.
(f) Annualized.


--------------------------------------------------------------------------------
20 o Alliance New York Municipal Income Fund

SUPPLEMENTAL PROXY INFORMATION
(unaudited)

A Special Meeting of Shareholders of Alliance New York Municipal Income Fund was held on March 25, 2004. The description of each proposal and number of shares voted at the meeting are as follows:



                                                                     Authority
                                                        Voted For    Withheld
================================================================================
1. To elect directors:  Class One Nominees
                        (terms expire in 2007)
                        John H. Dobkin                 4,095, 293     53, 531
                        Clifford L Michel              4,094, 543     54, 281
                        Donald J. Robinson             4,095, 293     53, 531


--------------------------------------------------------------------------------
                                    Alliance New York Municipal Income Fund o 21

BOARD OF DIRECTORS


William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Robert B. Davidson, III, Senior Vice President
David M. Dowden(2), Vice President
Terrance T. Hults(2), Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Thomas R. Manley, Controller


Custodian
State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Preferred Stock:
Dividend Paying Agent, Transfer
Agent and Registrar
The Bank of New York
100 Church Street
New York, NY 10286

Independent Auditors
Ernst & Young LLP
5 Times Square
New York, NY 10036

Common Stock:
Dividend Paying Agent, Transfer
Agent and Registrar
Equiserve Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements therein, is transmitted to the shareholders of Alliance New York Municipal Income Fund for their information.This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

(1) Member of the Audit Committee.

(2) Messrs. Dowden and Hults are the persons primarily responsible for the day-to-day management of the Fund's investment portfolio.


--------------------------------------------------------------------------------
22 o Alliance New York Municipal Income Fund

ALLIANCEBERNSTEIN FAMILY OF FUNDS



================================================================================
  Wealth Strategies Funds

  Balanced Wealth Strategy
  Wealth Appreciation Strategy
  Wealth Preservation Strategy
  Tax-Managed Balanced Wealth Strategy*
  Tax-Managed Wealth Appreciation Strategy
  Tax-Managed Wealth Preservation Strategy**

================================================================================
  Blended Style Funds

  U.S. Large Cap Portfolio
  International Portfolio
  Tax-Managed International Portfolio

================================================================================
  Growth Funds

  Domestic

  Growth Fund
  Health Care Fund
  Mid-Cap Growth Fund
  Premier Growth Fund
  Small Cap Growth Fund
  Technology Fund

  Global & International

  All-Asia Investment Fund
  Global Research Growth Fund
  Global Small Cap Fund
  Greater China '97 Fund
  International Premier Growth Fund
  New Europe Fund
  Worldwide Privatization Fund

  Select Investor Series

  Biotechnology Portfolio
  Premier Portfolio
  Technology Portfolio

================================================================================
  Value Funds

  Domestic

  Balanced Shares
  Disciplined Value Fund
  Growth & Income Fund
  Real Estate Investment Fund
  Small Cap Value Fund
  Utility Income Fund
  Value Fund

  Global & International

  Global Value Fund
  International Value Fund

================================================================================
  Taxable Bond Funds

  Americas Government Income Trust
  Corporate Bond Portfolio
  Emerging Market Debt Fund
  Global Strategic Income Trust
  High Yield Fund
  Multi-Market Strategy Trust
  Quality Bond Portfolio
  Short Duration Portfolio
  U.S. Government Portfolio

================================================================================
  Municipal Bond Funds

  National
  Insured National
  Arizona
  California
  Insured California
  Florida
  Massachusetts
  Michigan
  Minnesota
  New Jersey
  New York
  Ohio
  Pennsylvania
  Virginia

================================================================================
  Intermediate Municipal Bond Funds

  Intermediate California
  Intermediate Diversified
  Intermediate New York

================================================================================
  Closed-End Funds

  All-Market Advantage Fund
  ACM Income Fund
  ACM Government Opportunity Fund
  ACM Managed Dollar Income Fund
  ACM Managed Income Fund
  ACM Municipal Securities Income Fund
  California Municipal Income Fund
  National Municipal Income Fund
  New York Municipal Income Fund
  The Spain Fund
  World Dollar Government Fund
  World Dollar Government Fund II

--------------------------------------------------------------------------------

We also offer Exchange Reserves,+ which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.


For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. Please read the prospectus carefully before you invest or send money.
*  Formerly Growth Investors Fund.
** Formerly Conservative Investors Fund.
+ An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


--------------------------------------------------------------------------------
                                    Alliance New York Municipal Income Fund o 23

SUMMARY OF GENERAL INFORMATION



Shareholder Information
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day, under the designation "ACMMSI." The Fund's NYSEtrading symbol is "AYN." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan
A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Equiserve Trust Company at (800) 219-4218.


--------------------------------------------------------------------------------
24 o Alliance New York Municipal Income Fund

ALLIANCE NEW YORK MUNICIPAL INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] AllianceBernstein(SM)
Investment Research and Management

(SM) This service mark used under license from the owner, Alliance Capital Management L.P.

NYMSR0404


ITEM 2. CODE OF ETHICS.

Not applicable when filing a Semi-Annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a Semi-Annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a Semi-Annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a Semi-Annual report to shareholders.

ITEM 6. SCHEDULE OF INVESTMENTS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a Semi-Annual report to shareholders.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A in its proxy statement filed with the Commission on February 23, 2004.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

      Exhibit No.      DESCRIPTION OF EXHIBIT
      -----------      ----------------------
      11 (b) (1)       Certification of Principal Executive Officer Pursuant to
                       Section 302 of the Sarbanes-Oxley Act of 2002

      11 (b) (2)       Certification of Principal Financial Officer Pursuant to
                       Section 302 of the Sarbanes-Oxley Act of 2002

      11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Alliance New York Municipal Income Fund, Inc.

By:      /s/Marc O. Mayer
         --------------------------------
         Marc O. Mayer
         President

Date:  June 30, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/Marc O. Mayer
         --------------------------------
         Marc O. Mayer
         President

Date:  June 30, 2004

By:      /s/Mark D. Gersten
         -------------------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:  June 30, 2004

                                                                Exhibit 11(b)(1)

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

I, Marc O. Mayer, certify that:

1. I have reviewed this report on Form N-CSR (the "Report") of Alliance New York Municipal Income Fund, Inc. (the "Fund");

2. Based on my knowledge, this Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Report;

3. Based on my knowledge, the financial statements and other financial information included in this Report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Fund as of, and for, the periods presented in this Report;

4. The Fund's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) for the Fund and have:

         a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Fund, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this Report is being prepared;

         b) evaluated the effectiveness of the Fund's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this Report based on such evaluation; and

         c) disclosed in this Report any change in the Fund's internal control over financial reporting that occurred during the Fund's most recent fiscal half-year [or second fiscal half-year in the case of an annual report] that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting; and

5. The Fund's other certifying officer and I have disclosed to the Fund's auditors and the audit committee of the Fund's board of directors:

         a) all significant deficiencies in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Fund's ability to record, process, summarize, and report financial information; and

         b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund's internal controls.



Date:  June 30, 2004

                                  /s/Marc O. Mayer
                                  ----------------
                                  Marc O. Mayer
                                  President

                                                                Exhibit 11(b)(2)

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER



I, Mark D. Gersten, certify that:

1. I have reviewed this report on Form N-CSR (the "Report") of Alliance New York Municipal Income Fund, Inc. (the "Fund");

2. Based on my knowledge, this Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Report;

3. Based on my knowledge, the financial statements and other financial information included in this Report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Fund as of, and for, the periods presented in this Report;

4. The Fund's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) for the Fund and have:

         a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Fund, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this Report is being prepared;

         b) evaluated the effectiveness of the Fund's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this Report based on such evaluation; and

         c) disclosed in this Report any change in the Fund's internal control over financial reporting that occurred during the Fund's most recent fiscal half-year [or second fiscal half-year in the case of an annual report] that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting; and

5. The Fund's other certifying officer and I have disclosed to the Fund's auditors and the audit committee of the Fund's board of directors:

         a) all significant deficiencies in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Fund's ability to record, process, summarize, and report financial information; and

         b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund's internal controls.



Date: June 30, 2004



                                       /s/ Mark D. Gersten
                                       -------------------
                                       Mark D. Gersten
                                       Treasurer and Chief Financial Officer

                                                                  Exhibit 11 (c)

                  CERTIFICATION PURSUANT TO SECTION 906 OF THE
                               SARBANES-OXLEY ACT

Pursuant to 18 U.S.C. 1350, each of the undersigned, being the Principal Executive Officer and Principal Financial Officer of Alliance New York Municipal Income Fund, Inc. (the "Registrant"), hereby certifies that the Registrant's report on Form N-CSR for the period ended April 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: June 30, 2004

                           By:     /s/ Marc O. Mayer
                                   ------------------------------
                                   Marc O. Mayer
                                   President

                           By:     /s/ Mark D. Gersten
                                   ----------------------
                                   Mark D. Gersten
                                   Treasurer and Chief Financial Officer



This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.